EXHIBIT 99.1

                    SETTLEMENT AGREEMENT AND GENERAL RELEASE

         This Settlement Agreement and General Release ("Agreement") is entered as of the date set forth below and made effective February 20, 2007, by and between KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation, whose principal place of business is located at 464 Common St., Suite 301, Belmont, MA 02478 and KRONOS AIR TECHNOLOGIES INC., a Nevada corporation, whose principal place of business is located at 15241 NE 90th Street, Redmond, WA 98052 (hereinafter referred to collectively as "KRONOS"), in the first party, and FKA DISTRIBUTING CO. d/b/a HOMEDICS, INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce Township, Michigan 48390 and HOMEDICS-U.S.A., INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce
Township, Michigan 48390 (hereinafter referred to collectively as "HoMEDICS"), in the second party. KRONOS and HoMEDICS are collectively referred to as the "PARTIES".

         WHEREAS, the PARTIES acknowledge as follows:

                                    RECITALS

1. KRONOS and HoMEDICS are parties to an Exclusive License Agreement dated October 22, 2002; a First Amendment to the Exclusive License Agreement dated May 9, 2003; and a Second Amendment to the Exclusive License Agreement dated September 27, 2004 (collectively, the "License Agreements");

2. KRONOS and HoMEDICS are parties to a Development Agreement dated November 18, 2002 and three (3) Statements of Work dated November 20, 2002 (the "Development Agreement");

3. KRONOS and HoMEDICS are parties to a Master Loan and Investment Agreement dated May 9, 2003 and a First Amendment to the Master Loan and Investment Agreement dated October 25, 2004 (collectively, the "Loan Agreements");

4. KRONOS and HoMEDICS are parties to a Security Agreement dated May 9, 2003 (the "Security Agreement");

5. KRONOS and HoMEDICS are parties to a Secured Promissory Note in the principal amount of $2,400,000 dated May 9, 2003 (the "$2.4M Note");

6. KRONOS and HoMEDICS are parties to a Secured Promissory Note in the principal amount of $1,000,000 dated May 9, 2003 that was replaced with a Secured Promissory Note in the principal amount of $925,000 dated October 25, 2004 ("$925,000 Note");

7. KRONOS and HoMEDICS are parties to a Warrant No. 1 dated May 9, 2003 and a Warrant No. 2 dated May 9, 2003 that were replaced with an Amended and Restated Warrant No. 1 dated October 25, 2004 ("Warrant No. 1") and Amended and Restated Warrant No. 2 ("Warrant No. 2") dated October 25, 2004; and a Warrant No. 3 dated October 25, 2004 ("Warrant No. 3" and collectively the "Warrants"); and

8. KRONOS and HoMEDICS are parties to a Registration Rights Agreement dated May 9, 2003 that was replaced by an Amended and Restated Registration Rights Agreement dated October 25, 2004 ("Registration Agreement").

         WHEREAS, KRONOS and HoMEDICS have endeavored since October 2002 to develop a consumer standalone air purification product based on the KRONOS technology; and

         WHEREAS, KRONOS owes HoMEDICS a total of $2,575,000 together with interest thereon under the terms of the Loan Agreements, the $2.4M Note and $925,000 Note; and

         WHEREAS, as of the period ending September 30, 2006, KRONOS had total liabilities of approximately $5.5 million, including approximately $2.9 million of current liabilities, and assets, excluding intangibles and net property and equipment, of $172,000; and

         WHEREAS, for the three months ending September 30, 2006, KRONOS had revenue of $19,200; and

         WHEREAS, as of the period ending September 30, 2006, KRONOS had a cash balance of approximately $124,000 and had an average monthly cash outflow from operations and investing activities (based on the three months ended September 30, 2006) of approximately $240,000; and

         WHEREAS, KRONOS has issued over 59 million shares of common stock, par value $0.001 per share of KRONOS ("Kronos Common Stock"), which are excluded from the HoMEDICS anti-dilution protection clause of the Loan Agreements, at an average price of $0.058 over the past twelve months to Cornell Capital Partners, LP in repayment of sixty-two percent (62%) of KRONOS' $4,000,000 debt obligation to Cornell; and

         WHEREAS, as of the market close on January 29, 2007, KRONOS was trading at $0.006 per share. The exercise price of the Warrants is $0.10 per share; and

         WHEREAS, KRONOS may be unable to meet its financial obligations, including the repayment of $2,575,000 together with interest thereon secured from HoMEDICS under terms of the Loan Agreements, without the sale of consumer standalone air purification products and/or additional third party financing; and

         WHEREAS, KRONOS has no available registered shares of Kronos Common Stock to be sold to Cornell Capital Partners, LP under that certain Registration Statement on Form SB-2 (Registration No. 333-124167) pursuant to the terms of that certain Standby Equity Distribution Agreement, dated April 13, 2005, by and between Cornell Capital Partners, LP and KRONOS;

         WHEREAS, KRONOS cannot obtain adequate long term funding from one or more third parties because of (i) the dilution burden placed on KRONOS' equity structure by the Warrants, (ii) the dilution burden placed on KRONOS' equity structure by the Loan Agreements and (iii) the HoMEDICS' Security Agreement;

         WHEREAS, one of the reasons the PARTIES are interested in entering into this Agreement is so that the terms contained herein may be beneficial for KRONOS in obtaining financing from a third party; and

         WHEREAS, for purposes of avoiding costly litigation and in order to reach an amicable resolution of the claims and disputes by and among the PARTIES, the PARTIES desire to compromise, fully and finally settle, and fully release any and all actual or potential claims, known and unknown, that HoMEDICS may have against KRONOS and that KRONOS may have against HoMEDICS; and

         NOW, THEREFORE, in consideration of the promises, the performance of the covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the PARTIES to this Agreement hereby represent, warrant, consent and agree as follows:

1. ADOPTION OF RECITALS. The PARTIES hereto adopt the above recitals as being true and correct, and they are incorporated herein as material parts of this Agreement.

2. SETTLEMENT BENEFITS.

A. Payment by KRONOS. KRONOS hereby agrees to pay to HoMEDICS within one hundred twenty (120) days following the execution of this Agreement by all PARTIES hereto the sum of One Million Dollars (US $1,000,000.00) (the "Cash Payment"). In the event KRONOS fails to timely make the Cash Payment as provided in this
Section 2(A), the PARTIES hereby agree that this Agreement shall be automatically voided and have no further force and effect. The Parties hereby agree that $500,000.00 of the Cash Payment is allocated to the cancellation of the Loan Agreements, as set forth in Section 2(D) herein, and $500,000.00 of the Cash Payment is allocated to the cancellation of Warrant No. 3, as set forth in
Section 2(C) herein.


                                 Exhibit 99.1-2

B. Satisfaction of All Amounts Owed. HoMEDICS and KRONOS hereby acknowledge and agree that upon timely receipt of the Cash Payment by HoMEDICS as set forth in
Section 2(A) herein, all amounts owed by KRONOS to HoMEDICS, including, but not limited to, the financing documents described in the Recitals above, shall be deemed satisfied and paid in full.

C. Cancellation of Warrant No. 3. HoMEDICS hereby agrees that as partial consideration for the Cash Payment, HoMEDICS shall, upon timely receipt of the Cash Payment as set forth in Section 2(A) herein, deliver original Warrant No. 3 to KRONOS for cancellation. HoMEDICS and KRONOS hereby agree that, upon timely receipt of the Cash Payment as set forth in Section 2(A) herein, Warrant No. 3 shall be immediately and automatically cancelled and HoMEDICS and/or any affiliate, purchaser, assignee or transferee of HoMEDICS shall not have any rights with respect to Warrant No. 3.

D. Termination of Loan Agreements. As partial consideration for the Cash Payment, KRONOS and HoMEDICS hereby agree to terminate the Loan Agreements, including, but not limited to any anti-dilution provisions contained therein, and further acknowledge and agree that neither KRONOS nor HoMEDICS shall have any further obligations under the Loan Agreements. HoMEDICS and KRONOS hereby agree that, upon timely receipt of the Cash Payment as set forth in Section 2(A) herein, the Loan Agreements shall be immediately and automatically terminated and neither KRONOS nor HoMEDICS nor any affiliate, purchaser, assignee or transferee of KRONOS or HoMEDICS shall have any rights with respect to the Loan Agreements.

E. Termination of the License Agreements. In order for KRONOS to be unencumbered in securing a new strategic partner for the consumer standalone air purification market in order to allow KRONOS to remain a viable on-going business operation, the PARTIES agree that, upon timely receipt of the Cash Payment as set forth in
Section 2(A) herein, the License Agreements, Development Agreement and all related obligations to each PARTY thereunder shall automatically terminate.

F. Warrant No. 1 and Warrant No. 2. HoMEDICS and KRONOS acknowledge and agree that Warrant No. 1 and Warrant No. 2 and all terms contained therein remain in full force and effect.

G. Mandatory Exercise of Warrant No. 1 and Warrant No. 2. HoMEDICS and KRONOS hereby agree that, in the event the closing price per share of Kronos Common Stock, as quoted by Bloomberg, LP, is above $0.20 for twenty (20) consecutive trading days, KRONOS, in its sole discretion, may require HoMEDICS to exercise Warrant No. 1 and Warrant No. 2 in their entirety with respect to all KRONOS shares underlying such warrants; provided, however, that KRONOS has previously registered with the SEC all KRONOS shares underlying Warrant No. 1 and Warrant No. 2 for resale by HoMEDICS, and the SEC registration statement for such KRONOS shares is in full force and effect at the time that KRONOS provides HoMEDICS with the written notice described in the next sentence. HoMEDICS and KRONOS hereby agree that such required exercise of Warrant No. 1 and Warrant No. 2 shall occur within five (5) business days of written notification to HoMEDICS by KRONOS of KRONOS decision to require HoMEDICS to exercise Warrant No. 1 and Warrant No. 2 with respect to all KRONOS shares underlying such warrants.

H. Registration Rights Agreement. The parties acknowledge and agree that the Registration Rights Agreement remains in full force and effect except for Paragraph 2 ("Demand Registration") and Paragraph 9 ("Limitations on Subsequent Registration Rights") of the Registration Rights Agreement which are both deleted in their entirety.

I. Selling Limitation By HoMEDICS. HoMEDICS hereby agrees that, if it exercises Warrant No. 1 and/or Warrant No. 2 into shares of KRONOS Common Stock, including, but not limited to, pursuant to Section 2(F) above, HoMEDICS shall not sell in any one (1) calendar day an amount of shares of Kronos Common Stock that is greater than an amount equal to the product of (i) ten percent (10%) multiplied by (ii) the average daily trading volume for the KRONOS Common Stock for the prior sixty (60) trading days.

J. Return of Confidential Information. The PARTIES agree that, upon timely receipt of the Cash Payment as set forth in Section 2(A) herein, to return or destroy any and all confidential information whether in paper or electronic form.


                                Exhibit 99.1 - 3

K. Intellectual Property. The PARTIES acknowledge that based on the terms of the License Agreements, KRONOS shall retain all rights to any improvement, enhancement or modification made to the Licensed Technology (as defined below), and inventions, discoveries, works of authorship, know-how, technical information, work product developed by KRONOS and all intellectual property embodied in any of the foregoing that were created, conceived or first reduced to practice during the term of the License Agreements that KRONOS invented, including but not limited to any inventions based on HoMEDICS' specifications and/or HoMEDICS' funding of product development ("KRONOS Improvements"). To the extent HoMEDICS invents or invented any patented technology relating to the Products ("HoMEDICS Improvements") not directed to the power supplies and/or grid arrays, HoMEDICS shall be the owner of all rights in such technology. HoMEDICS hereby irrevocably transfers and assigns to KRONOS all rights, title and interest which HoMEDICS may have in or to the HoMEDICS Improvements directed to the power supplies and/or grid arrays, including, without limitation, all copyright and other intellectual property. KRONOS may, at KRONOS' sole discretion, enter into good faith negotiations with HoMEDICS to purchase the HoMEDICS Improvements not directed to the power supplies and/or grid arrays, at fair market value.

                  "Licensed Technology" shall mean all patents, patented, unpatented and unpatentable technical information, software, including source code, formats and executable code, trade secrets, devices, models, protocols, things, management procedures, data, know-how, methods, documents, materials, products, documentation, copyrights, works of authorship, trademarks and all confidential information and any other existing rights including disputed rights related to making, using, selling, and/or marketing, for the Products.

                  "Products" shall mean solely Consumer standalone (self standing and portable) air purification devices made in accordance with the Specifications and in accordance with the Licensed Technology. Products shall not include devices capable of other uses, such as humidifiers, fans and/or heaters.

                  "Consumer" shall mean a purchaser or individual using Products for personal use, and not for any commercial, governmental or industrial use.

L. The PARTIES hereby agree that HoMEDICS shall retain its ownership rights with respect to Patent No. D500848 (issued January 11, 2005), Patent No. D499476 (issued December 7, 2004) and Patent No. D501042 (issued January 18, 2005).

M. Return of KRONOS Property. Upon timely payment by KRONOS of the Cash Payment as set forth in Section 2(A) herein, HoMEDICS, within three (3) business days, will return to KRONOS four (4) of the five (5) KRONOS built prototype air purification devices provided by KRONOS to HoMEDICS in 2006.

N. Mutual Non-Disparagement.
(i) Except as required by law, HoMEDICS shall not engage in any conduct or make any statement, which is in any way critical of, disparaging to, or otherwise derogatory about KRONOS, its business, shareholders, Board, officers, staff, employees or agents.

(ii) Except as required by law, KRONOS shall not engage in any conduct or make any statement, which is in any way critical of, disparaging to, or otherwise derogatory about the HoMEDICS, its business, shareholders, Board, officers, staff, employees or agents.

3. RELEASE BY KRONOS.

A. Definitions. For purposes of this Paragraph 3, "KRONOS" means KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation, whose principal place of business is located at 464 Common St., Suite 301, Belmont, MA 02478, KRONOS AIR TECHNOLOGIES INC., a Nevada corporation, whose principal place of business is located at 15241 NE 90th Street, Redmond, WA 98052, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees. (Continued on next page)


                                Exhibit 99.1 - 4

For purposes of this Paragraph 3, "RELEASED PARTIES" means one, all or any combination of the following: (i) FKA DISTRIBUTING CO. d/b/a HOMEDICS, INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce Township, Michigan 48390, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees; and
(ii) HOMEDICS-U.S.A., INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce Township, Michigan 48390, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees.

B. KRONOS unconditionally and irrevocably releases the RELEASED PARTIES from all known or unknown claims, debts, liabilities, breaches of contract, compensation, claims for profits, claims for expenses, demands, damages, actions, causes of action, or suits of any kind or nature whatsoever, if any, that KRONOS presently has or could have, for any event, occurrence, or omission that has occurred prior to KRONOS signing this Agreement including, all losses, debts, liabilities, breaches, claims and causes of action based on breach of contract, accounting, misrepresentation, fraud, property damage, personal injury, disclosure of trade secrets and proprietary information, conflicts of interest, tortious interference, breach of fiduciary duties, demands, costs, loss of services, expenses, compensation, contribution, attorneys' fees, and all compensatory, consequential, liquidated, special and punitive damages. KRONOS acknowledges that HoMEDICS has relied on the representations and promises in this Agreement and in this release (described herein in Paragraph 3) in agreeing to the Settlement Benefits (described above in Paragraph 2). KRONOS understands that KRONOS is releasing any and all claims for events that have occurred prior to KRONOS' signing this Agreement that KRONOS may not know about as of the date they execute this Agreement. KRONOS hereby acknowledges and agrees that this Agreement shall not limit the rights and/or obligations of HoMEDICS' insurance carrier.

4. RELEASE BY HOMEDICS.

A. Definitions. For purposes of this Paragraph 4, "HoMEDICS" means one, all or any combination of the following: (i) FKA DISTRIBUTING CO. d/b/a HOMEDICS, INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce Township, Michigan 48390, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees; and (ii) HOMEDICS-U.S.A., INC., a Michigan corporation, whose principal place of business is located at 3000 Pontiac Trail, Commerce Township, Michigan 48390, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees. For purposes of Paragraph 4, "RELEASED PARTIES" means KRONOS ADVANCED TECHNOLOGIES, INC., a Nevada corporation, whose principal place of business is located at 464 Common St., Suite 301, Belmont, MA 02478, KRONOS AIR TECHNOLOGIES INC., a Nevada corporation, whose principal place of business is located at 15241 NE 90th Street, Redmond, WA 98052, and all related corporations, partnerships, affiliates, subsidiaries, parents, entities, successors and assigns and their past and present directors, officers, shareholders, contractors, agents, attorneys and/or employees.

B. HoMEDICS unconditionally and irrevocably releases the RELEASED PARTIES from all known or unknown claims, debts, liabilities, breaches of contract, compensation, claims for profits, claims for expenses, demands, damages, actions, causes of action, or suits of any kind or nature whatsoever, if any, that HoMEDICS presently has or could have, for any event, occurrence, or omission that has occurred prior to HoMEDICS signing this Agreement including, but not limited to, all losses, debts, liabilities, breaches, claims and causes of action based on breach of contract, accounting, misrepresentation, fraud, property damage, personal injury, disclosure of trade secrets and proprietary information, conflicts of interest, tortious interference, breach of fiduciary duties, demands, costs, loss of services, expenses, compensation, contribution, attorneys' fees, and all compensatory, consequential, liquidated, special and punitive damages. HoMEDICS acknowledges that KRONOS has relied on the representations and promises in this Agreement and in this release (described herein in Paragraph 4) in agreeing to the Settlement Benefits (described above in Paragraph 2). HoMEDICS understands that HoMEDICS is releasing any and all claims for events that have occurred prior to HoMEDICS' signing this Agreement that HoMEDICS may not know about as of the date it executes this Agreement. HoMEDICS hereby acknowledges and agrees that this Agreement shall not limit the rights and/or obligations of KRONOS' insurance carrier.


                                Exhibit 99.1 - 5

5. ACKNOWLEDGEMENT OF CONSIDERATION. The PARTIES hereto each acknowledge and agree that the Settlement Benefits (Paragraph 2 above) and Releases (Paragraphs 3 and 4 above), and mutual covenants and promises that are set forth in this Agreement are being exchanged for each of the PARTIES executing this Agreement, and that, but for the agreements made hereunder, they have no entitlement to the consideration exchanged pursuant to this Agreement.

6. KNOWING AND VOLUNTARY WAIVER. The PARTIES hereto each acknowledge and agree that the waiver of each of the PARTIES' claims is knowing and voluntary and that this waiver is a part of this Agreement, which has been written in a manner calculated to be, and which is, understood by each of the PARTIES.

7. NON-ADMISSION. Nothing in this Agreement, including the above Settlement Benefits, are to be construed as an admission of wrongdoing or of any liability by any of the PARTIES. The PARTIES acknowledge and agree that this Agreement represents a settlement and compromise reached between the PARTIES. The execution of this Agreement shall not be deemed, construed or interpreted, in any way, to be an admission by the PARTIES regarding liability, damages or the validity of any claim or defense, which the PARTIES have asserted or may assert. If this Agreement is not fully and finally consummated by its valid and binding execution date, then no statements contained herein shall be used for any purpose whatsoever against any of the PARTIES.

8. COOPERATION. The PARTIES agree to execute and deliver any and all documents that may be necessary to effectuate the terms agreed to herein.

9. PLAIN MEANING AND HEADERS. This Agreement shall be interpreted in accordance with the plain meaning of its terms and not for or against the drafter's rights hereunder. The headers describing the contents of the provisions are simply for identification purposes and shall not be construed as a substantive part of the provision.

10. AGREEMENT THE PRODUCT OF NEGOTIATION. This Agreement is the product of negotiation between the PARTIES. In the event of a dispute concerning the interpretation of this Agreement or of any of its terms or provisions, the Agreement shall be deemed to have been drafted jointly by the PARTIES, and shall not be more strictly construed against any of the PARTIES.

11. WAIVER. No waiver of a breach of any provision of this Agreement shall constitute a waiver of a breach of any other provision of this Agreement or of a prior or subsequent breach of the same provision. No extension of time of performance of an act or obligation under this Agreement shall constitute an extension of time of performance of any other act or obligation.

12. NO ASSIGNMENT. The PARTIES represent and warrant that no person other than the signatories hereto had or has any interest in the matters referred to in this Agreement, that the PARTIES have the sole right and exclusive authority to execute this Agreement, and that the PARTIES have not sold, assigned, transferred, conveyed, or otherwise disposed of any claim, demand or legal right that is the subject of this Agreement.

13. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed under the laws of New York.

14. OPPORTUNITY TO CONSULT WITH COUNSEL. The PARTIES hereby represent and acknowledge that they have been provided with the opportunity to discuss and review the terms of this Agreement with their respective attorneys before signing it and that they are freely and voluntarily signing this document in exchange for the benefits provided herein. The PARTIES further represent and acknowledge that they have been provided a reasonable period of time within which to review the terms of this Agreement.

15. PREVAILING PARTY. In the event that it shall be necessary for any Party to this Agreement to institute legal action to enforce any of the terms and conditions or provisions contained herein, or for any breach thereof, the prevailing Party shall be entitled to costs and reasonable attorney's fees.


                                Exhibit 99.1 - 6

16. ENTIRE AGREEMENT. This Agreement is the entire agreement between the PARTIES relating to the subject matter of this Agreement, and fully supersedes any and all prior agreements and understandings, both written and oral, between any of the PARTIES. The PARTIES acknowledge that no one has made any representations or promises to them, other than those contained in or referred to in this Agreement, and that they are not relying on any representations or promises not set forth herein in executing this Agreement.

17. MODIFICATION OR AMENDMENT. No amendment, change or modification of this Agreement, or waiver of any provision of this Agreement, shall be valid unless it is in writing, signed by each of the PARTIES or by his or its respective successors and/or assigns. The PARTIES agree not to make any claim at any time or place that this Agreement has been orally modified in any respect whatsoever.

18. SEVERABILITY. Should any provision of this Agreement be declared or determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement and all other valid provisions shall survive and continue to bind the PARTIES; provided however, that the provisions set forth in this Paragraph 18 shall not be interpreted to apply to the duties, rights and obligations of the PARTIES set forth in Paragraphs 2, 3 and 4 of this Agreement.

19. NOTICE. Notice shall be addressed to the PARTIES at the address and facsimile listed below and sent by both (a) facsimile and (b) by a nationally recognized overnight courier for next day morning delivery, in which case notice shall be deemed delivered one (1) business day after the facsimile has been sent and one (1) business day after deposit with such overnight courier. The addresses below may be changed by written notice to the other each of the PARTIES; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

If to HoMEDICS:                   HoMedics, Inc.
                                  3000 Pontiac Trail
                                  Commerce Township, MI 48390
                                  Telephone:        2418.863.3000
                                  Attention:        Alon Kaufman

With a copy to:                   Seyburn, Kahn, Ginn, Bess and Serlin, P.C.
                                  2000 Town Center, Suite 1500
                                  Southfield, MI 48075
                                  Telephone:        248.353.7620
                                  Facsimile:        248.353.3727
                                  Attention:        Alan M. Stillman, Esq.

If to KRONOS:                     Kronos Advanced Technologies, Inc.
                                  464 Common Street, Suite 301
                                  Belmont, MA 02478
                                  Telephone:        617.993-9980
                                  Facsimile:        617.993-9985
                                  Attention:        Daniel R. Dwight

With a copy to:                   Kirkpatrick & Lockhart Preston Gates Ellis LLP
                                  Miami Center - 20th Floor
                                  201 South Biscayne Blvd.
                                  Miami, FL 33131-2399
                                  Telephone:        305.539.3300
                                  Facsimile:        305.358.7095
                                  Attention:        Clayton Parker, Esq.


                                Exhibit 99.1 - 7

20. COUNTERPARTS. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute the same agreement. The PARTIES each shall execute four (4) originals. The PARTIES agree that facsimile signatures shall be treated as original signatures. Each of the PARTIES shall provide originals within five
(5) business days thereafter.

21. EXECUTION OF AGREEMENT. The PARTIES to this Agreement each acknowledge and agree that in deciding to execute this Agreement: (a) the PARTIES relied entirely on their own judgment and that of any legal counsel; (b) no facts, evidence, event or transaction currently unknown to the PARTIES, but which may hereinafter become known, shall affect in any way or manner the final, unconditional nature of this Agreement; (c) the execution of this Agreement is a completely knowing and voluntary act; (d) the PARTIES understand the terms of this Agreement; (e) the PARTIES have been advised to consult with legal counsel and have been provided with time to consult with legal counsel prior to the execution of this Agreement; (f) all promises made to the PARTIES in connection with this Agreement or as inducement to sign same expressly are set forth in full in the other paragraphs of this Agreement.

         IN WITNESS WHEREOF, each of the PARTIES having so agreed to the terms stated herein, have set their hands the date and year below so written.

                           [SIGNATURE PAGES TO FOLLOW]











































                                 Exhibit 99.1-8

KRONOS ADVANCED TECHNOLOGIES, INC.                  KRONOS AIR TECHNOLOGIES INC.

/s/ Daniel R. Dwight                                /s/ Daniel R. Dwight
By: Daniel R. Dwight                                By: Daniel R. Dwight
Title: President and CEO                            Title: President and CEO
Dated:   February 20, 2007                          Dated:   February 20, 2007



FKA DISTRIBUTING CO.                                HOMEDICS-U.S.A., INC.
d/b/a HOMEDICS, INC.

/s/ Alon Kaufman                                    /s/ Alon Kaufman
By: Alon Kaufman                                    By: Alon Kaufman
Title: CEO                                          Title: CEO
Dated:   February 20, 2007                          Dated:   February 20, 2007


















































                                Exhibit 99.1 - 9